NEW COVENANT FUNDS

Supplement dated August 8, 2008 to the
Prospectus dated October 26, 2007, as supplemented March 24, 2008.

Sub-Advisor Change

Russell Implementation Services, Inc. was approved by the Board of Trustees of the New Covenant Funds on May 19, 2008, to serve as a sub-advisor for the New Covenant Growth Fund, replacing Mazama Capital Management, Inc.

Effective July 31, 2008, the section regarding Mazama Capital Management, Inc. on pages 23 and 24 of the Prospectus is deleted and replaced with the following:

Russell Implementation Services, Inc. (“Russell”), 909 A Street, Tacoma, Washington 98402, was approved by the Board of Trustees on May 19, 2008 to serve as a sub-advisor for the Growth Fund. Russell began managing its allocated portion of the Growth Fund’s portfolio on or about July 31, 2008.  Russell provides investment advisory services to investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and state or municipal government entities. As of May 31, 2008, Russell had approximately $42 billion in assets under management. The following individuals are primarily responsible for the day-to-day management of Russell’s allocated portion of the Growth Fund’s portfolio:

Marc D. Larson is a Portfolio Manager for Russell and is a part of the global transition and interim portfolio management team.  Mr. Larson joined Russell in 2004 as a quantitative analyst specializing in transition management.  Prior to joining Russell, Mr. Larson received a B.A. degree in business administration with minors in math and economics from the University of Puget Sound.  He holds FINRA Series 7 and 66 licenses and is a Level II candidate in the CFA program, CFA Institute.

Jeff Nadeau is a Senior Portfolio Manager for Russell and is part of the portfolio transition and interim portfolio management team.  Mr. Nadeau joined Russell in 1997 as an analyst on the equity trading desk. He has been a portfolio manager since 2000 and a senior portfolio manager since 2005 at Russell.  He received his B.S. degree in business from Central Washington University.  He holds FINRA Series 7, 55, 63 and 66 licenses.

Advisor Name Change

Effective immediately, the NCF Investment Department of New Covenant Trust Company, N.A. (the “Advisor”) has changed its name to One Compass Advisors.  All references to the Advisor in the Prospectus now pertain to One Compass Advisors.

Please retain this Supplement with your Prospectus for future reference.

NEW COVENANT FUNDS

Supplement dated August 8, 2008 to the
Statement of Additional Information (“SAI”) dated October 26, 2007, as supplemented January 29, 2008 and March 24, 2008.

Sub-Advisor Change

Russell Implementation Services, Inc. was approved by the Board of Trustees of the New Covenant Funds on May 19, 2008, to serve as a sub-advisor for the New Covenant Growth Fund, replacing Mazama Capital Management, Inc.

The information regarding Mazama Capital Management, Inc. on pages B-3, B-4 and B-5 of the SAI is deleted and replaced with the following:

Russell Implementation Services, Inc.

Portfolio Managers

The following are the members of the investment team with primary responsibility for the management of the portion of the assets of the New Covenant Growth Fund allocated to Russell.

Marc D. Larson
Mr. Larson is a Portfolio Manager for Russell and is a part of the global transition and interim portfolio management team.  Mr. Larson joined Russell in 2004 as a quantitative analyst specializing in transition management.  Prior to joining Russell, Mr. Larson received a B.A. degree in business administration with minors in math and economics from the University of Puget Sound.  He holds FINRA Series 7 and 66 licenses and is a Level II candidate in the CFA program, CFA Institute.

Jeff Nadeau
Mr. Nadeau is a Senior Portfolio Manager for Russell and is part of the portfolio transition and interim portfolio management team.  Mr. Nadeau joined Russell in 1997 as an analyst on the equity trading desk. He has been a portfolio manager since 2000 and a senior portfolio manager since 2005 at Russell. He received his B.S. degree in business from Central Washington University.  He holds FINRA Series 7, 55, 63 and 66 licenses.

Dollar Range of Investment in the Funds

Based on the information available for the time period ending May 31, 2008, the Russell portfolio managers of the portion of the assets of the New Covenant Growth Fund allocated to Russell did not own any shares of the Fund.

Portfolio Manager Compensation

The portfolio managers receive a fixed salary as well as a bonus.  Salary determination is solely dependent upon the market and a portfolio manager’s performance of his job duties.  Bonuses are determined by each portfolio manager’s contribution to the overall success of the organization.  Bonuses are not based on the financial performance of individual funds or client accounts.  Portfolio managers are entitled to participate in the company’s deferred compensation program.  Deferred compensation is based solely on the portfolio manager’s overall contributions to the success of the organization.  Portfolio managers are also entitled to participate in the company’s retirement plan.  The company’s retirement plan is not based on the financial performance of individual funds or client accounts.

Other Managed Accounts

None

Conflicts of Interest

Russell does not believe any material conflicts of interest exist as a result of the portfolio managers’ management of a portion of the New Covenant Growth Fund.

Advisor Name Change

Effective immediately, the NCF Investment Department of New Covenant Trust Company, N.A. (the “Advisor”) has changed its name to One Compass Advisors.  All references to the Advisor in the Statement of Additional Information now pertain to One Compass Advisors.

Please retain this Supplement with your Statement of Additional Information for future reference.